UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

    As reported in the Company’s Form 8-K dated November 22, 2005 (the “November 22, 2005 Form 8-K”), on November 18, 2005, the Company’s Board of Directors (the “Board”) approved an amendment (“Amendment”) to the Third Amended and Restated 1993 Stock Option Plan for Non-Employee Directors of ICO, Inc. (the “Director Plan”) to allow for discretionary grants under the Director Plan. The Amendment was filed as Exhibit 10.2 to the November 22, 2005 Form 8-K and as Exhibit 10.1 to the Company’s Proxy Statement filed on January 27, 2006 (the “Proxy Statement”), and the Director Plan as amended by the Amendment was filed as Exhibit 10.2 to the Proxy Statement. The Amendment was submitted to the Company’s shareholders for approval at the Company’s 2006 Annual Meeting of Shareholders. As reported below, at the Company’s 2006 Annual Meeting of Shareholders, held on March 14, 2006, the Company’s Shareholders approved the referenced Amendment to the Director Plan.

    As described in the Company’s November 22, 2005 Form 8-K and in the Proxy Statement, subject to Shareholder approval of the Amendment described above, pursuant to the 1993 Director Plan, as amended by the Amendment, on November 18, 2005, the Board also approved a grant to Gregory T. Barmore, Chairman of the Board, of options (“Options”) to purchase 60,000 shares of ICO, Inc. common stock . The Stock Option Agreements previously executed by Mr. Barmore and the Company relating to the referenced 60,000 Options are filed herewith as Exhibits 10.1 and 10.2.

Item 8.01	Other Events

    On March 14, 2006, at the Company’s Annual Meeting of Shareholders, it was announced that the following matters described in the Proxy Statement were approved by the Company’s Shareholders: (i) the election of David E.K. Frischkorn, Jr. and Jon C. Biro to serve as Class III Directors until the 2009 Annual Meeting of Shareholders and until their respective successors are elected and qualified; (ii) the amendment to the Third Amended and Restated ICO, Inc. 1998 Stock Option Plan increasing the number of shares of Common Stock available for issuance thereunder by an aggregate of 260,000 shares; and (iii) the amendment to the ICO, Inc. Third Amended and Restated 1993 Stock Option Plan for Non-Employee Directors, providing for, among other things, discretionary stock option grants to non-employee directors.

Item 9.01   Financial Statements and Exhibits.

(c)         Exhibits

Exhibit  Description

10.1	Stock Option Agreement between Gregory T. Barmore and ICO, Inc. dated November 18, 2005 (granting options to purchase 20,000 shares of ICO, Inc. common stock)

10.2	Stock Option Agreement between Gregory T. Barmore and ICO, Inc. dated November 18, 2005 (granting options to purchase 40,000 shares of ICO, Inc. common stock)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: March 15, 2006

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Chief Financial Officer & Treasurer